UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

STREAMEX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2431 Aloma Avenue, Suite 243 Winter Park, Florida	32792
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	STEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 4, 2025, Streamex Corp. (f./k/a BioSig Technologies, Inc.), a Delaware corporation (the “Company”), reconvened its special meeting of stockholders (the “Special Meeting”), which was partially adjourned solely with respect to the voting on Proposal 1 (the “Acquisition Proposal”), the proposal to approve the issuance of approximately 109,070,079 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain adjustments, and one share of the Company’s Super Voting Preferred Stock, pursuant to the Share Purchase Agreement (the “Share Purchase Agreement”), dated May 23, 2025, as amended, by and among the Company, certain subsidiaries of the Company, Streamex Exchange Corporation (“Streamex”) and the shareholders of Streamex, as described further in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 4, 2025, as amended on August 15, 2025, September 2, 2025 and September 3, 2025 (the “Proxy Statement”).

The final voting results for the Acquisition Proposal were as follows:

Proposal 1: Approval of the Acquisition Proposal

For	Against	Abstain	Broker Non-Votes
16,386,371	267,215	27,673	-

Accordingly, the Acquisition Proposal was approved by the Company’s stockholders and the acquisition of Streamex has closed.

Item 7.01 Regulation FD Disclosure.

On November 4, 2025, the Company provided supplemental information regarding the Company’s business in a presentation at the Special Meeting. The presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMEX CORP.

Date: November 4, 2025	By:	/s/ Karl Henry McPhie
	Name:	Karl Henry McPhie
	Title:	Chief Executive Officer